CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS


         As independent public accountants, we hereby consent to the incorporation by reference in this registration statement on Form S-8 of our report dated August 14, 1998 included in Synetic, Inc.'s Form 10-K for the fiscal year ended June 30, 1998 and to all references to our Firm included in this registration statement.




                                                     /s/ Arthur Andersen LLP
                                                         ARTHUR ANDERSEN LLP



New York, New York
February 17, 1999